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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  August 8, 1996


                                  Aetna Inc.

            (Exact name of registrant as specified in its charter)



       Connecticut                  1-11913                 02-0488491
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)          Identification No.)


                           151 Farmington Avenue
  Hartford, CT                                                    06156

           (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code 860-273-0123




                                Not Applicable

         (Former name or former address, if changed since last report)


Item 5.        Other Infomation.
               ----------------

               The Consent of Leonard Abramson is filed herewith as Exhibit
               99.1.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits
               ---------------------------------------------------------

               A.    Financial Statements

                     NONE

               B.    Pro Forma Financial Information

                     NONE

               C.    Exhibits

                     99.1  Consent of Leonard Abramson.


                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Aetna Inc.


Date:  August 12, 1996                 By: /s/ Robert J. Price
                                           ----------------------------
                                       Name:  Robert J. Price
                                       Title:  Vice President and
                                                Corporate Controller



                                 EXHIBIT INDEX


Exhibit
Number
- -------


99.1                Consent of Leonard Abramson dated August 8, 1996